                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  MARCH 7, 2001
                                 Date of Report
                        (Date of earliest event reported)

                                 COHERENT, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             000-05255                                  94-1622541
       (Commission File No.)                (IRS Employer Identification Number)

                            5100 PATRICK HENRY DRIVE
                              SANTA CLARA, CA 95054
                    (Address of Principal Executive Offices)

                                  408-764-4000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Former independent accountants

         (i) On March 7, 2001, Lambda Physik AG (Lambda), a majority-owned subsidiary of Coherent, Inc. (Coherent), dismissed Deloitte & Touche LLP, which had previously served as Lambda's independent accountants, and engaged Arthur Andersen LLP as its new independent accountants. Deloitte & Touche LLP still serves as Coherent's independent public accountants.

         (ii) The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years of Lambda and Coherent contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Audit Committee of Lambda's Supervisory Board participated in and approved the recommendation to change independent accountants, which was approved by the shareholders of Lambda on March 7, 2001.

         (iv) In connection with its audits of Lambda and Coherent for the two most recent fiscal years and through March 7, 2001, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through March 7, 2001, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         (vi) Coherent has furnished to Deloitte & Touche LLP the statements made in this Item 4 and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements.
         A copy of such letter, dated March 13, 2000, is filed as Exhibit 16.1 to this Form 8-K.

(b)      New independent accountants

         As stated above, Lambda engaged Arthur Andersen LLP as its new independent accountants as of March 7, 2001. The Audit Committee of Lambda's Supervisory Board recommended such engagement, which was approved by Lambda's shareholders on March 7, 2001.

         During the two most recent fiscal years and through March 7, 2001, neither Coherent nor Lambda has consulted with Arthur Andersen LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of

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         audit opinion that might be rendered on Lambda's or Coherent's financial statements, in each case where a written report was provided or oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by Lambda or Coherent in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.

         16.1     Letter of Deloitte & Touche LLP

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2001                      COHERENT, INC.

                                           By:     /s/ ROBERT J. QUILLINAN
                                                --------------------------------
                                                Robert J. Quillinan
                                                Executive Vice President and
                                                Chief Financial Officer

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                                INDEX TO EXHIBITS


  EXHIBIT
   NUMBER        DESCRIPTION
-------------    ---------------------------------------------------------------
    16.1         Letter of Deloitte & Touche LLP